                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      Date of Report:  November 13, 1998
                                       -----------------


                         AMERITRUCK DISTRIBUTION CORP.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                     33-99716                 75-2619368
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 (State of Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                       CITY CENTER TOWER II, SUITE 1101
                301 COMMERCE STREET, FORT WORTH, TX 76102-5384
                ----------------------------------------------
                    Address of principal executive offices


      Registrant's telephone number, including area code:  (817) 332-6020
                                                           --------------
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ITEM 5.  OTHER EVENTS

     On November 9, 1998, the Company announced it filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court in the Northern District of Texas, Dallas Division. A copy of the information release is filed as Exhibit 10.1 to this Current Report on Form 8-K. The petition has been assigned Case No. 398-39559-HCA-11.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 Exhibit
 Number                    Description
 ------                    -----------

  10.1       Information Release dated November 9, 1998
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AMERITRUCK DISTRIBUTION CORP.



Dated:  November 13, 1998           By:  /s/ Kenneth H. Evans, Jr.
                                         -------------------------
                                         Kenneth H. Evans, Jr., Executive Vice
                                         President and Chief Financial Officer